

MUNDOVAL FUND
GLOBAL VALUE INVESTING

As of March 31, 2023

INVESTMENT STRATEGY

The Mundoval Fund seeks long-term capital appreciation by investing in U.S. and international businesses.

The Fund's strategy focuses on value style investing by owning shares of companies believed to be trading at a discount to their intrinsic value.

DIFFERENTIATING FACTORS

- Portfolio Manager invested alongside clients.
- Long-term, multi-year investment horizon and low turnover of portfolio holdings.
- Consistent application of investment philosophy through market cycles.
- Conservative business valuation estimates that prioritize free cash flow generation.

Portfolio Manager
Arthur Q. Johnson, CFA
Since fund inception

Investment Advisor
Mundoval Capital Management, Inc.
7855 Ivanhoe Ave., Suite 210
La Jolla, CA 92037
(858) 454-4837
www.mundoval.com

GEOGRAPHIC DIVERSIFICATION



2.61%
31.70%
65.69%
Domestic
International
Net Cash[1]

[1] *Net Cash represents cash equivalents and other assets less liabilities.*

INDUSTRY DIVERSIFICATION

Information Technology	26.37%
Consumer Staples	17.09%
Consumer Discretionary	16.75%
Communication Services	12.66%
Healthcare	11.60%
Financials	8.54%
Industrials	3.73%
Materials	0.65%
Utilities	0.00%
Energy	0.00%
Net Cash[1]	2.61%

TOP 10 HOLDINGS

Mastercard Inc. Class A	10.88%
Apple, Inc.	9.87%
LVMH Moët Hennessey Louis Vuitton ADR	8.80%
Novo Nordisk A/S	7.62%
Alphabet, Inc. Class A	5.80%
Alphabet, Inc. Class C	4.98%
The Estée Lauder Companies, Inc. Class A	4.92%
The Hershey Company	4.57%
Nike, Inc. Class B	3.92%
The TJX Companies, Inc.	3.75%

FUND FACTS

Ticker	MUNDX
CUSIP	62613P202
Inception Date	9/3/2004
Total Holdings	39
2022 Portfolio Turnover	6.42%
Net Assets (millions)	$25.06
Total Expense Ratio	1.50%

No sales loads or distribution fees.

AVERAGE ANNUAL TOTAL RETURNS[2]



9.54%
7.73%
-3.75%
-7.02%
16.55%
16.40%
9.68%
8.01%
11.06%
9.73%
8.88%
8.85%
7.50%
7.50%
1Q23
Non-annualized
1-Year
3-Year
5-Year
7-Year
10-Year
Since Inception*
Mundoval Fund
MSCI World Index

HYPOTHETICAL GROWTH OF $10,000 SINCE INCEPTION[2,3]



$45,000
$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
2005
2010
2015
2020
$38,333

[3] *A hypothetical $10,000 investment in the Fund at inception on 9/3/04* would have been worth $38,332.81 on 3/31/23. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. This chart does not imply future performance.*

[2] RISKS & IMPORTANT CONSIDERATIONS

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.
All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.

MUNDOVAL FUND
GLOBAL VALUE INVESTING

IQ23 Quarterly Commentary

Portfolio Review:

The Mundoval Fund returned 9.54% in the first quarter versus 7.73% for the MSCI World Index during the same period. Since inception date of the Fund on September 3, 2004, the average annualized rate of return for the Mundoval Fund has been 7.50% versus 7.50% for the MSCI World Index.

Positive factors impacting performance for the Fund during the quarter included the Information Technology sector (ASML Holding N.V., Apple, Inc. & Taiwan Semiconductor), Healthcare sector (West Pharmaceutical Services, Inc.) and Consumer Discretionary sector (LVMH Moët Hennessy-Louis Vuitton). Negative factors impacting performance for the Fund during the quarter included the Financial sector (Bank of America Corp. & BlackRock Inc.) and Materials sector (Honeywell International).

During the quarter the Fund purchased shares of Adyen N.V. ADR, a transaction and payment processing service based in the Netherlands. The geographic diversification of the Fund as of March 31, 2023 was 65.69% Domestic stocks, 31.70% International stocks and 2.61% cash equivalents. The Fund owned shares of common stock in 38 companies.

Manager Commentary:

Despite anticipated recession by investors due to persistent inflation, and the failure of two prominent regional banks, the Standard & Poor's 500 Index rose 7% while the technology centric NASDAQ Composite index increased by 17% during the first quarter. Developed international stock markets, as measured by the MSCI EAFE Index, rose 8.47% while Emerging markets, as measured by the MSCI Emerging Markets Index gained 3.96% in the first quarter. Energy stocks, which soared in 2022, were the worst performing sector in the S&P 500 Index as crude oil prices fell during the first quarter.

LVMH Moët Hennessey-Louis Vuitton increased revenue and operating profit by 23% in 2022 and announced that the company will buy back $1.75 billion worth of its shares. During the first quarter, **Mastercard Inc.** announced that annual revenue grew 11.5% year over year due to cross-border travel recovery and resilient consumer spending. In January, **Microsoft** confirmed that sales revenue for server products and cloud services increased by more than 20% year over year as their commercial offerings continue to drive value for shareholders. **West Pharmaceutical Services, Inc.** approved a share repurchase program up to $1.0 billion in shares of common stock of which, based on its current share price, represents approximately 5% of it shares outstanding.

Thank you for your business & continued support.

Sincerely yours,
Arthur Q. Johnson, CFA
Portfolio Manager

Average Annualized Total Returns as of March 31, 2023

	1Q 2023 (Non-Annualized)	1-Year	3-Year	5-Year	7-Year	10-Year	Since Inception (9/3/04)
Mundoval Fund	9.54%	-3.75%	16.55%	9.68%	11.06%	8.88%	7.50%
MSCI World Index	7.73%	-7.02%	16.40%	8.01%	9.73%	8.85%	7.50%

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. All returns include change in share prices, and reinvestment of any dividends and capital gains distributions. Current performance may be lower or higher than the performance data quoted. Indices shown are broad-based, unmanaged indices commonly used to measure performance of U.S. and world stocks. These indices do not incur expenses and are not available for investment. You may obtain performance data current to the most recent month-end by calling the transfer agent at 1-877-59-FUNDS. The Fund's total expense ratio is 1.50%. You should consider the investment objectives, risks, and charges and expenses of the Fund carefully before investing. The prospectus contains this and other information about the Fund. You may obtain a prospectus by calling 1-877-59-FUNDS. The prospectus should be read carefully before investing.